SUPPLEMENT TO:
CALVERT SOCIAL INVESTMENT FUND (“CSIF”)
Calvert Balanced, Bond, Equity and Large Cap Core Portfolios
CALVERT RESPONSIBLE INDEX SERIES, INC. (“CRIS”)
Calvert U.S. Large Cap Core Responsible Index Fund
STATEMENT OF ADDITIONAL INFORMATION
January 31, 2015, as revised October 20, 2015
Date of Supplement: November 12, 2015
Portfolio Management for Calvert Balanced Portfolio and Calvert Bond Portfolio
Catherine P. Roy will not serve as a portfolio manager for Calvert Balanced Portfolio or Calvert Bond Portfolio.
The statement of additional information is therefore revised as follows:
Delete all references and related information to Ms. Roy from the section “Portfolio Manager Disclosure.”